THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT

(Offshore Subscribers)

TO:	California Oil & Gas Corp. (the “Company”)

312, 407 – 2nd Street SW

Calgary, AB

T2P 2Y3

Purchase of Units

1.	Subscription

1.1                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein,                                                      (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase _____________________- units (each a “Unit” and collectively the “Units”), with each Unit consisting of one share of the common stock of the Company (each a “Share”) and one-half of one common share purchase warrant (each whole warrant being a “Warrant” and collectively the “Warrants”) at a price per Unit of USD $0.60 (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of ________________________-- (the “Subscription Proceeds”). Each Warrant will entitle the holder to purchase one additional Share at a purchase price of $0.75 for a period of 18 months from the Closing Date.

1.2                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Units to the Subscriber.

1.3                         Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.	Payment

2.1                         The Subscription Proceeds must accompany this Subscription and shall be paid by cashiers cheque or bank draft payable to the order of Clark Wilson, LLP, drawn in U.S. funds on a Canadian bank or on a U.S. bank that is reasonably acceptable to the Company or, at the Subscriber’s option, by wire transfer, to:

Clark Wilson LLP

Suite 800

885 West Georgia Street,

Vancouver, British Columbia

Canada V6C 3H1.

Wire Transfer Instructions are as follows:

HSBC BANK USA ONE HSBC CENTER BUFFALO, NEW YORK 14203 ABA NO.: 021 001 088 SWIFT CODE: MRMDUS33 ACCOUNT NO.: 000050881

For further credit to:
HSBC BANK CANADA 885 WEST GEORGIA STREET VANCOUVER, BRITISH COLUMBIA CANADA V6C 3G1
ACCOUNT NAME: CLARK WILSON LLP U.S. TRUST ACCOUNT NO.: 491689-002 TRANSIT NO.: 10020 BANK CODE: 16 SWIFT NO.: HKBCCATT

PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE YOUR NAME AND

OUR FILE NUMBER 27519-0001/EPM

2.2                         The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by Clark Wilson LLP on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3                         The Company is entitled to treat the Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and a certificate representing the Shares has been issued to the Subscriber.

3.	Documents Required from Subscriber

3.1                         The Subscriber must complete, sign and return to Clark Wilson LLP, at 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H1, Attention Ethan Minsky (Fax No. (604) 687-6314) an executed copy of this Subscription Agreement together with a completed and executed copy of the Canadian Accredited Investor Questionnaire attached to this Subscription Agreement as Exhibit “A” (the “Questionnaire”).

3.2                         The Subscriber shall complete, sign and return to Clark Wilson LLP, as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board and applicable law.

4.	Closing

4.1                         Closing of the offering of the Shares (the “Closing”) shall occur on or before February 5, 2007, or on such other date as may be determined by the Company (the “Closing Date”).

5.	Acknowledgements of Subscriber
5.1	The Subscriber acknowledges and agrees that:
(a)

none of the Shares, the Warrants or the Shares underlying the Warrants (the “Underlying Shares”) have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber is not a resident of the United States and that the subscriber is an “Accredited Investor”, as that term is defined in National Instrument 45-106, as adopted by the British Columbia Securities Commission;

(c)

other than as set out herein, the Company has not undertaken, and will have no obligation, to register any of the Shares, the Warrants or the Underlying Shares (collectively, the “Securities”) under the 1933 Act or any other securities legislation;

(d)	it has received and carefully read this Subscription Agreement;
(e)

the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities legislation;

(f)

it and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(g)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by him and his attorney and/or advisor(s);

(h)

all information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(i)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(j)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(k)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions;
(l)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the National Association of Securities Dealers, Inc.’s OTC Bulletin Board;

(m)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(n)

none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

(o)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

(p)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(q)	no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;
(r)	there is no government or other insurance covering any of the Securities;
(s)

the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(t)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements of the regulatory authorities in Canada requiring that the Company provide the Subscriber with a prospectus and sell the Securities to the Subscriber through a person registered to sell securities under the securities laws of the Province of Alberta, where the Company maintains its office and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the securities laws of Alberta, including statutory rights of rescission or damages, will not be available to the Subscriber;

(u)

the Subscriber is purchasing the Securities pursuant to an exemption from the registration and the prospectus requirements of applicable securities legislation on the basis that the Subscriber is an accredited investor of the Company and, as a consequence:

(i)	is restricted from using most of the civil remedies available under securities legislation,
(ii)	may not receive information that would otherwise be required to be provided under securities legislation, and
(iii)	the Company is relieved from certain obligations that would otherwise apply under securities legislation;
(v)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(w)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.
6.	Representations, Warranties and Covenants of the Subscriber

6.1                         The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;
(b)	the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;
(c)

the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement and the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(d)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(e)

if the Subscriber is a corporation or other entity, the entering into of this Subscription Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)

the Subscriber is an Accredited Investor (as defined in National Instrument 45-106) and the Subscriber agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Agreement:

(i)	a fully completed and executed Questionnaire in the form attached as Exhibit A hereto; and
(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as an Accredited Investor;
(g)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(h)

the Subscriber is acquiring the Securities as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and it has not subdivided its interest in the Securities with any other person;

(i)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for the Subscriber’s own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Securities;

(j)

the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment and it has carefully read and considered the matters set forth under the heading “Risk Factors” appearing in the Company’s Form 10-KSB and any other filings filed with the SEC;

(k)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(l)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(m)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(n)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;
(o)

the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(p)

it is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities or any of them;

(q)

the Subscriber understands and agrees that none of the Securities have been or will, except as set forth in this Agreement, be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(r)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of one year after the date of original issuance of the Securities (the one year period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(s)

the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(t)

the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(u)

the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(v)

the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and the Company; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(w)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(x)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities,
(ii)	that any person will refund the purchase price of any of the Securities,
(iii)	as to the future price or value of any of the Securities, or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently the Company’s common shares are quoted on the over-the-counter market operated by the NASD’s Over-The-Counter Bulletin Board.

6.2                         In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

7.	Representations and Warranties will be Relied Upon by the Company

7.1                         The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares and the Warrants on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	Resale Restrictions

8.1                         The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Securities have not been registered under the 1933 Act of the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

8.2                         The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section 8.1 above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

9.	Acknowledgement and Waiver

9.1                         The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information available to the Subscriber on the EDGAR database maintained by the SEC at www.sec.gov. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Securities.

10.	Legending of Subject Securities

10.1                       The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

10.2                       The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.	Costs

11.1                       The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

12.	Resale Registration.

12.1                       On or prior to the date (the “Filing Date”) that is 60 days after the Closing Date, the Company shall prepare and file with the SEC a "resale" Registration Statement (the “Registration Statement”) providing for the resale of the Shares and the Underlying Shares (collectively, the “Registrable Securities”) for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (i) the date when all Registrable Securities covered by such Registration Statement have been sold or (ii) the date on which the Registrable Securities may be sold pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period").

13.	Registration Procedures.
13.1	In connection with the Company's registration obligations hereunder, the Company shall:
(a)

(i) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the 1933 Act all of the Registrable Securities; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the 1933 Act; (iii) respond as promptly as possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the 1933 Act and the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Subscriber thereof set forth in the Registration Statement as so amended or in such prospectus as so supplemented.

(b)

Notify the Subscriber as promptly as possible (i)(A) when any post-effective amendment to the Registration Statement is filed; and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for post-effective amendments or supplements to the Registration Statement or prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)

Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d)

If requested by the Subscriber, (i) promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(e)

Prior to any public offering of the Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Subscriber in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Subscriber reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to use commercially reasonable efforts to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(f)

Cooperate with the Subscriber to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement and to enable such Registrable Securities to be in such denominations and registered in such names as the Subscriber may request in writing at least five (5) business days prior to any sale of Registrable Securities.

(g)

Upon the occurrence of any event contemplated by Section 13.1(b)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)

Use its reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to continue to be eligible for quotation or listing on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded.

(i)	Comply in all material respects with all applicable rules and regulations of the SEC;

(j)

Require the Subscriber, where necessary, to furnish to the Company information regarding itself and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of the Subscriber if it fails to furnish such information within a reasonable time after receiving such request.

(k)

If the Registration Statement refers to the Subscriber by name or otherwise as the holder of any securities of the Company, provide the Subscriber the right to require (if such reference to the Subscriber by name or otherwise is not required by the 1933 Act or any similar federal statute then in force) the deletion of the reference to it in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

(l)

If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose, or, as the Board reasonably determines, may (x) postpone or suspend filing of a registration statement for a period not to exceed 30 consecutive days or (y) postpone or suspend effectiveness of a registration statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend effectiveness of a registration statement under this Section 13.1(l) for more than 45 days in the aggregate during any 360 day period, and provided, however, that no such postponement or suspension shall be permitted for consecutive 20 day periods arising out of the same set of facts, circumstances or transactions.

13.2	The Subscriber agrees and covenants:
(a)

that (i) it will not sell any Registrable Securities under the Registration Statement until the Registration Statement has been declared effective and the Company has filed a prospectus with the Securities and Exchange Commission pursuant to Rule 172 of the SEC promulgated under the 1933 Act and has sent to the Subscriber notice of such filing and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the 1933 Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

(b)

by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 13.1(b)(ii), 13.1(b)(iii), 13.1(b)(iv), 13.1(b)(v), 13.1(b)(vi) or 13.1((l), the Subscriber will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Subscriber's receipt of the copies of the supplemented prospectus and/or amended Registration Statement contemplated by Section 13.1(g), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement.

13.3                       The obligations of the Company under this Agreement shall terminate and be of no further effect upon the earliest to occur of the following:

(a)	when all Shares shall have been sold pursuant to Rule 144 (or any successor provision) under the 1933 Act;

(b)	when all Shares shall have been otherwise transferred and a new certificate(s) for such Shares not bearing a legend restricting further transfer shall have been delivered by The Company; and
(c)	that day that is two (2) years following the original issue date of the Shares.

13.4                       If the holder of the Subscriber desires to sell some or all of the Shares or the Underlying Shares pursuant to the effective Registration Statement and it has delivered to the Company, in a form set forth as Exhibit “B” hereto, a representation letter (the “Registered Sale Notice”) in which the Subscriber shall covenant with the Company that it will resell the Shares and the Underlying Shares pursuant to the plan of distribution described in the effective Registration Statement, the Company shall cause its transfer agent to remove the legend from the certificates evidencing the Shares and the Underlying Shares within five (5) business days. If the Company so requests, the Registered Sale Notice shall contain such additional covenants from the holder as may be reasonably required in order to enable the Company to remove the legend from the certificates.

14.	Registration Expenses.

14.1                       All fees and expenses incident to the preparation and filing of the Registration Statement by the Company, except as and to the extent specified in this Section 14.3, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filing fees required to be paid to the National Association of Securities Dealers, Inc. and the NASD Regulation, Inc. and (C) in compliance with state securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Subscriber), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

15.	Indemnification.

15.1                       Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Subscriber, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of the Subscriber, each person who controls the Subscriber (within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding the Subscriber furnished to the Company by or on behalf of the Subscriber expressly for use therein, and (ii) that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 172 or Rule 424 of the 1933 Act), such indemnity agreement shall not inure to the benefit of the Subscriber or any underwriter, broker or other person acting on behalf of holders of the Registrable Securities, from whom the person asserting any loss, claim, damage, liability or expense purchased the Registrable Securities which are the subject thereof, if a copy of such final prospectus had been made available to such person and the Subscriber or such underwriter, broker or other person acting on behalf of the Subscriber and such final prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Securities to such person. The Company shall notify the Subscriber promptly of the claim, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

15.2                       Indemnification by Subscriber. The Subscriber shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement, any prospectus, or any form of prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished by the Subscriber to the Company specifically for inclusion in the Registration Statement or such prospectus.

15.3                       Contribution. If a claim for indemnification under Section 15.1 or 15.2 is unavailable to an indemnified party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the Registrable Securities. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with (i) any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms or (ii) enforcing any rights under this Section 15.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 15.3 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the indemnifying parties may have to the indemnified parties.

16.	Governing Law
16.1	This Subscription Agreement is governed by the laws of the Province of British Columbia.

17.	Survival

17.1                       This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

18.	Assignment
18.1	This Subscription Agreement is not transferable or assignable.
19.	Severability

19.1                       The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

20.	Entire Agreement

20.1                       Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

21.	Notices

21.1                       All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at California Oil & Gas Corp., 312, 407 – 2nd Street SW, Calgary, AB T2P 2Y3, Attention: President, with a copy to Clark Wilson LLP, 800 – 885 West Georgia Street, Vancouver, British Columbia Canada V6C 3H1 or by facsimile to (604) 687-6314, Attention: Ethan Minsky.

22.	Counterparts and Electronic Means

22.1                       This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

23.	Delivery Instructions

23.1	The Subscriber hereby directs the Company to deliver the Certificate evidencing the Shares to:

(name)

(address)

23.2

The Subscriber hereby directs the Company to cause the Shares to be registered on the books of the Company as follows:

(name)

(address)

23.3                       The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Print Name of Subscriber

By:

(Signature and, if applicable, Office)

Print Address of Subscriber:

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by California Oil & Gas Corp.

DATED at _____________________________________, the ________ day of __________, 2007.

CALIFORNIA OIL & GAS CORP.

Per:
Authorized Signatory

EXHIBIT A

ACCREDITED INVESTOR QUESTIONNAIRE

NATIONAL INSTRUMENT 45-106

The purpose of this Questionnaire is to assure California Oil & Gas Corp. (the “Issuer”) that the undersigned (the “Subscriber”) will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”), as adopted by the members of the Canadian Securities Administrators, in respect of a proposed private placement of securities by the Issuer (the “Transaction”). The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Issuer that:

1.

The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

[ ]	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

[ ]

(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]

(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

[ ]

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l’ile de Montreal or an intermunicipal management board in Québec;

[ ]	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]

(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

[ ]

(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

[ ]	(m) a person, other than a person or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

[ ]

(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

[ ]

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]

(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

[ ]	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

[ ]	(v) a person that is recognized or designated by the securities regulatory authority as an accredited investor or, in Alberta or B.C., an exempt purchaser,

The Subscriber acknowledges and agrees that the Subscriber may be required by the Issuer to provide such additional documentation as may be reasonably required by the Issuer and its legal counsel in determining the Subscriber’s eligibility to acquire the Securities under relevant Legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity

EXHIBIT B

Form of Registered Sale Notice

California Oil & Gas Corporation

Suite 312, 407 – 2nd Street SW,

Calgary, Alberta

Canada T2B 2Y3

Dear Sirs/Mesdames:

I propose to sell _________________ common shares (the “Shares”) in the capital of California Oil & Gas Corporation (the “Company”), through                                       (the “Broker”), which Shares were registered for resale on a Registration Statement on Form SB-2 (No. __________) (the “Registration Statement”). In order to induce Clark Wilson LLP to render its opinion to the Company, and also to enable the Company’s transfer agent to remove the restrictive legends, the undersigned hereby represents and warrants to California Oil & Gas Corporation that the undersigned has complied with the prospectus delivery requirements of the Securities Act of 1933, as amended, and the Plan of Distribution set forth in the Registration Statement.

The following certificate(s) for Shares of the Company’s common stock have been delivered with this Letter of Instruction, accompanied by the appropriate stock power with a signature guarantee medallion stamp:

Certificate No.	Name of Registered Owner	No. of Shares

Please deliver certificate(s) representing shares of common stock of the Company, without the restrictive legend, to the following person(s) in the specified amounts:

Name and address of New Registered Owner	No. of Shares	Date of Purchaser

Thank you for your assistance in this matter.

Dated:
Signature:
Print Name:
Address:

Phone: ( )